Exhibit 10.3

NON-QUALIFIED STOCK

OPTION TO PURCHASE

COMMON STOCK

OF

AELUMA, Inc.

DATE OF GRANT (“Grant Date”):_________

EXPIRATION DATE:___________

Aeluma, Inc. (the “Company”), hereby grants

_____________

(the “Optionee”), a director of the Company,

an opportunity to purchase shares of the Company’s Common Stock, par value of $0.0001 per share (“Common Stock”), on the terms and subject to the conditions hereinafter in connection with the Company’s 2021 Equity Incentive Plan (the “Plan”).

The Company's board of directors, referred to as the Board, which administers the Plan, has determined that it would be to the advantage and best interests of the Company and its shareholders to grant the options provided for in this agreement, pursuant to that certain director agreement between the Company and Optionee dated as of __________, (the “Director Agreement”), to the Optionee in recognition of services rendered by the Optionee to the Company and to give the Optionee additional incentive in furthering the business success of the Company.

Now, therefore, in consideration of the promises and the mutual covenants contained in this agreement, the parties agree as follows:

1. Grant of Option. The Company hereby grants to the optionee’s compensation, the right and option (hereinafter called the “Option”), to purchase all or any part of an aggregate of _____ shares of the Common Stock (the “Option Shares”), such number being subject to adjustment as provided in paragraph 9 hereof) on the terms and conditions set forth herein and in the Plan.

2. Exercise Price. The exercise price of the shares of the Common Stock covered by the Option shall be $____ per share.

3. Term of Option. Except as provided in paragraphs 8 and 9 hereof, and as provided per the Director Agreement, the term of this Option shall expire on __________.

4. Vesting. The Options shall vest as follows*:

▪	_____ stock options shall vest on __________; and

▪	_____ stock options shall vest each on _____, _____; _____; and _____.

*	If Optionee resigns or is otherwise terminated in accordance with the terms of the Director Agreement, and/or the Company’s bylaws, Optionee shall not have any rights to any unvested options, which the Company will immediately cancel upon such resignation or termination; Optionee shall have a period of ninety (90) calendar days from the date of such resignation or termination to exercise any options that have vested as of such date.

5. Exercise of Option. The Option is not exercisable as of the Grant Date. After the Grant Date, to the extent not previously exercised, and subject to termination or acceleration as provided herein, the Option shall vest and become exercisable to the extent it becomes vested, according to the vesting schedule set forth in Section 4 above, provided that (except as set forth in Section 7 below) the Optionee remains a director of the Company or continues providing services to the Company and does not experience a termination of employment or service. The vesting period and/or exercisability of an Option may be adjusted by the Company’s Board of Directors or the committee responsible for managing the Company’s Plan to reflect the decreased level of employment or service during any period in which the Optionee is on an approved leave of absence. The Options or such portion of them as is applicable, may be exercised beginning on the date on which they vest. The Optionee shall not have any rights of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the Option.

6. Transferability. The Option shall be transferable; provided, however, that the transferee must agree in writing to be bound by the terms of this Option and the Plan at the time of the transfer.

7. Death of Optionee and Transfer of Option. If the Optionee shall die while in the employ of the Company or a subsidiary or within a period of three months after the termination of his or her employment with the Company and all subsidiaries, and shall not have fully exercised the Option, such Option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the Optionee’s right to exercise such option has been accrued pursuant to the terms of the Option at the time of his or her death and had not been previously exercised, at any time within three months after the Optionee’s death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the option directly from the Optionee by bequest or inheritance.

8. Changes in Capital Structure. If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split-up, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of the Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class of classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of price per share set forth in paragraph 2 hereof) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase and all such stock dividends, stock split-ups, recapitalization, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and any aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

9. Method of Exercising Option; Cashless Exercise.

(a) Exercise Method. Subject to the terms and conditions of this Option, the Option may be exercised by a duly executed facsimile copy of Note of Exercise Form annexed hereto (“Notice of Exercise Form”) to the Company’s Treasurer presented any time prior to the termination of this Option. The exercise date will be the date of the Notice of Exercise Form to the Treasurer. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. The Company shall have received payment of an amount of consideration equal to the Exercise Price in effect on the date of such exercise multiplied by the number of shares of Option Stock with respect to which this Option is then being exercised, payable at the Optionee’s election by certified or official bank check or money order payable to the order of the Company, (ii) by “cashless exercise” in according with provisions of subsection (b) of this Section 9, or (iii) by a combination of the foregoing methods of payment selected by the Optionee. If someone other than the Optionee is exercising the Option pursuant to the provisions providing for the contingency of death of the Optionee, such notice shall be accompanied by the appropriate proof of right of such person or persons to exercise the Option.

(b) Cashless Exercise. Notwithstanding any provision herein to the contrary, if the Per Share Market Value of one (1) share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may exercise this Option by a cashless exercise (“Cashless Exercise”) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise, in which event the Issuer shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)

B

Where X = the number of shares of Common Stock to be issued to the Optionee.

Y = the number of shares of Common Stock purchasable upon exercise of all of the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised.

A = the Exercise Price.

B = the Per Share Market Value of one share of Common Stock.

10. Restrictions on Issuance of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option. The Company shall pay all original issue and transfer taxes with respect to the issuance and transfer of shares pursuant thereto and all other fees and expenses necessarily incurred by the Company in connection therewith; and it will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto. Delivery of these certificates of shares may be deferred by the Company in order to comply with any and all applicable law, regulation or requirement of any regulatory body. The Company shall not be obligated to sell or issue any shares pursuant to this Option unless the shares, with respect to which the Option is being exercised are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If required, the Optionee shall represent that any stock acquired by him or her under this Option shall be purchased for investment and not with the intention of reselling the same. In connection with the foregoing, the Optionee consents to the Company legending certificate for said shares and marking the stock transfer books to indicate this investment intent and the restriction on transfer contemplated hereby.

11. Reacquisition, Replacement and Re-issuance of Options. The Committee, with or without the consent of the Optionee, may at any time cause the Company to reacquire and cancel any outstanding and unexercised Option, or any portion thereof. In such event, the Company shall pay to such Optionee an amount in cash equal to the excess (if any) of (i) the fair market value of the shares of stock subject to such Option, or portion thereof, at the time of reacquisition, over (ii) the option price of such Option or portion thereof. The Company may withhold from any such payment applicable taxes and other amounts. In the event that the exercise price of such Option, or portion thereof, exceeds the fair market value of the shares of stock to such Option, or portion thereof, at the time of reacquisition, such Option may be reacquired and canceled by the Company without payment therefor.

12. Option Subject to All of the Plan Terms. This agreement and the Options shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, shall be governed by the Plan.

13. Voluntary Surrender of Options. The Committee may permit the voluntary surrender of all portion of any Option to be conditioned upon the granting to the Optionee of a new option for the same or different number of shares of stock as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new option to such Optionee. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regards to the price, period of exercise, or any other terms or conditions of the Option surrendered.

14. Disclaimer. The Company will not advise Optionee as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Optionee to consult with the Optionee’s tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated options.

15. Acceleration Provisions. Upon the occurrence of a Change in Control (as defined below), the vesting schedule of the Options shall be accelerated so that 100% of unvested options shall vest immediately. For purposes of this Agreement, “Change in Control” shall mean the sale of all or substantially all of the capital stock (other than the issuance by the Company of capital stock to one or more venture capitalists or other institutional investors pursuant to an equity financing (including a debt financing that is convertible into equity) of the Company approved by a majority of the Board of Directors of the Company, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a transaction in which all or substantially all of the individuals and entities who were beneficial owners of the capital stock of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

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IN WITNESS WHEREOF, the Company has executed this Option as of the date of Grant set forth above.

AELUMA, INC.

Jonathan Klamkin,
Chief Executive Officer

EXERCISE FORM

AELUMA, INC.

The undersigned _______________, pursuant to the provisions of the Option, hereby elects to purchase _____ shares of Common Stock (the “Warrant Shares”) of Aeluma, Inc. covered by the accompanying Option.

Dated: ___________________	Signature ________________________

Address ___________________
___________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Optionee on the date of Exercise: _________________________

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Optionee has elected a Cash Exercise, the Optionee shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Company in accordance with the terms of the Option.

If the Optionee has elected a Cashless Exercise, a certificate shall be issued to the Optionee for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

X = Y - (A)(Y)

B

Where X = the number of shares of Common Stock to be issued to the Optionee.

Y = the number of shares of Common Stock purchasable upon exercise of all of the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised.

A = the Exercise Price.

B = the Per Share Market Value of one share of Common Stock.

The certificate(s) representing the Option Shares shall be delivered by

(a)	certified mail to the above address, or
(b)	certified mail to the prime broker of the Holder at

Name: _____________________________________

Address:____________________________________

Attention: __________________________________

Tel. No.: ___________________________________

(c)	electronically (DWAC Instructions: ____________________), or
(d)	other (specify) _____________________________________

If the number of Option Shares shall not be all the Option Shares purchasable upon exercise of the Option, that a new Option for the balance of the Option Shares purchasable upon exercise of this Option be registered in the name of the undersigned Optionee or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: _________________

Note: The signature must correspond with	Signature:_____________________
the name of the Optionee as written
on the first page of the Option in every
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Option
has been assigned.

Address

Email

Federal Identification or SSN.

Assignee:

Signature:________________________

Name (please print)

Address

Email

Federal Identification or SSN